EXHIBIT 99.1
Vanguard Announces Closing of $225.0 Million Senior Notes Offering
NASHVILLE, Tennessee, July 14, 2010 — Vanguard Health Systems, Inc. (“Vanguard”) announced the closing today of the private placement offering of $225.0 million aggregate principal amount of 8% Senior Notes due 2018 (the “New Notes”) co-issued by Vanguard’s subsidiaries, Vanguard Health Holding Company II, LLC (“VHS Holdco II”) and Vanguard Holding Company II, Inc. (“VHS Holdco II Inc.” and, together with VHS Holdco II, the “Issuers”). The Issuers’ obligations under the New Notes will be fully and unconditionally guaranteed on a senior unsecured basis by Vanguard, Vanguard Health Holding Company I, LLC (“VHS Holdco I”), and certain restricted subsidiaries of VHS Holdco II. On January 29, 2010, the Issuers issued $950.0 million aggregate principal amount of 8% Senior Notes due 2018 (the “Existing Notes”) pursuant to an indenture dated as of January 29, 2010 among the Issuers, the guarantors party thereto and the trustee (the “Indenture”). The New Notes were issued at an offering price of 96.250% plus accrued interest from January 29, 2010. The Existing Notes were issued at an offering price of 98.555% plus accrued interest, if any, from January 29, 2010. The New Notes are being issued as additional notes under the Indenture. The New Notes are expected to be treated as a single series with the Existing Notes, except that (i) the New Notes will be subject to a separate registration rights agreement and (ii) unless and until the New Notes are registered, the New Notes will have a different CUSIP number from that of the Existing Notes and will not be fungible with the Existing Notes.
The Issuers intend to use the net proceeds of the offering of the New Notes, together with cash on hand, to finance Vanguard’s acquisition of substantially all of the assets of The Detroit Medical Center, a Michigan non-profit corporation, consisting primarily of eight acute care and specialty hospitals in the Detroit, Michigan metropolitan area and related healthcare facilities and to pay fees and expenses in connection with the foregoing. If the acquisition is not consummated, the proceeds of the offering of the New Notes will be used for general corporate purposes, including other acquisitions.
This announcement does not constitute an offer to sell or the solicitation of an offer to buy the New Notes. The New Notes were offered in a private placement to qualified institutional buyers pursuant to Rule 144A and outside the United States in compliance with Regulation S under the Securities Act of 1933, as amended (the “Securities Act”).
The New Notes have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.
Company Information and Forward-Looking Statements
About Vanguard
Vanguard owns and operates 15 acute care hospitals with 4,135 licensed beds and complementary facilities and services in Chicago, Illinois; Phoenix, Arizona; San Antonio, Texas; and Massachusetts. Vanguard’s strategy is to develop locally branded, comprehensive healthcare delivery networks in urban markets. Vanguard will pursue acquisitions where there are opportunities to partner with leading delivery systems in new urban markets or to increase its presence in existing markets. Upon acquiring a facility or network of facilities, Vanguard implements strategic and operational improvement initiatives including expanding services, strengthening relationships with physicians and managed care organizations, recruiting new physicians and upgrading information systems and other capital equipment. These strategies improve quality and network coverage in a cost effective and accessible manner for the communities Vanguard serves.
This press release contains “forward-looking statements” within the meaning of the federal securities laws which are intended to be covered by the safe harbors created thereby. Forward-looking statements are those statements that are based upon management’s current plans and expectations as opposed to historical and current facts and are often identified in this report by use of words including but not limited to

“may,” “believe,” “will,” “project,” “expect,” “estimate,” “anticipate,” and “plan.” These statements are based upon estimates and assumptions made by Vanguard’s management that, although believed to be reasonable, are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those projected. These factors, risks and uncertainties include, among others, Vanguard’s high degree of leverage and interest rate risk; Vanguard’s ability to incur substantially more debt; operating and financial restrictions in Vanguard’s debt agreements; the enactment in March 2010 of major healthcare reform legislation and the future possible enactment of additional federal or state health care reform and changes in federal, state or local laws or regulations affecting the healthcare industry; Vanguard’s ability to generate cash necessary to service Vanguard’s debt; weakened economic conditions and volatile capital markets; post-payment claim reviews by governmental agencies could result in additional costs to us; Vanguard’s ability to successfully implement Vanguard’s business strategies; Vanguard’s ability to grow its business and successfully integrate future acquisitions, including the assets of The Detroit Medical Center; potential acquisitions, including the assets of The Detroit Medical Center, could be costly, unsuccessful or subject Vanguard to material unexpected liabilities; conflicts of interest that may arise as a result of Vanguard’s control by a small number of stockholders; the highly competitive nature of the healthcare industry; governmental regulation of the industry, including Medicare and Medicaid reimbursement levels; pressures to contain costs by managed care organizations and other insurers and Vanguard’s ability to negotiate acceptable terms with these third party payers; Vanguard’s ability to attract and retain qualified management and healthcare professionals, including physicians and nurses; future governmental investigations; the availability of capital to fund Vanguard’s corporate growth strategy; potential lawsuits or other claims asserted against Vanguard; Vanguard’s ability to maintain or increase patient membership and control costs of its managed healthcare plans; Vanguard’s exposure to the increased amounts of and collection risks associated with uninsured accounts and the co-pay and deductible portions of insured accounts; dependence on Vanguard’s senior management team and local management personnel; volatility of professional and general liability insurance for Vanguard and the physicians who practice at its hospitals and increases in the quantity and severity of professional liability claims; Vanguard’s ability to maintain and increase patient volumes and control the costs of providing services, including salaries and benefits, supplies and bad debts; increased costs from further regulation of healthcare and potential liability from Vanguard’s failure to comply, or allegations of Vanguard’s failure to comply, with applicable laws and regulations; the geographic concentration of Vanguard’s operations; Vanguard’s failure to adequately enhance Vanguard’s facilities with technologically advanced equipment; technological and pharmaceutical improvements that increase the cost of providing, or reduce the demand for, healthcare services and shift demand for inpatient services to outpatient settings; costs and compliance risks associated with Section 404 of the Sarbanes-Oxley Act; a failure of Vanguard’s information systems that would adversely impact its ability to manage its operations; material non-cash charges to earnings from impairment of goodwill associated with declines in the fair market values of Vanguard’s reporting units; and volatility of materials and labor costs for potential construction projects that may be necessary for future growth.
Although Vanguard believes that the assumptions underlying the forward-looking statements contained in this press release are reasonable, any of these assumptions could prove to be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, you should not regard the inclusion of such information as a representation by Vanguard that its objectives and plans anticipated by the forward-looking statements will occur or be achieved, or if any of them do, what impact they will have on Vanguard’s results of operations and financial condition. Vanguard undertakes no obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.
Contact:
Vanguard Health Systems, Inc.
Gary Willis, Senior Vice President and Chief Accounting Officer
(615) 665-6098

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